                                                                    EXHIBIT 10.4



           INCONTROL, INC.COMPANYINCONTROL, INC.COMPANYINCONTROL, INC.

                         RESTATED 1990 STOCK OPTION PLAN

                AS AMENDED AND RESTATED AS OF SEPTEMBER 17, 1997


                               SECTION 1. PURPOSES

        The purpose of the InControl, Inc. Restated 1990 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, directors, officers, agents, consultants, advisors and independent contractors of InControl, Inc. (the "Company"), or of any parent or subsidiary (as defined in subsection 5.8 and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors, officers, agents, consultants, advisors and independent contractors and to provide added incentive to such persons by encouraging stock ownership in the Company.


                            SECTION 2. ADMINISTRATION

        This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee or committees (which term includes subcommittees) appointed by and consisting of two or more members of, the Board. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

        If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator of the Plan with respect to any persons subject or likely to become subject to Section 16 under the Exchange Act the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

        2.1    PROCEDURES

        The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 1


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        2.2    RESPONSIBILITIES

        Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder and any amendments thereto.

        2.3    RULE 16B-3 COMPLIANCE AND BIFURCATION OF PLAN

        Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the application of any provision of this Plan to participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants.


                      SECTION 3. SHARES SUBJECT TO THE PLAN

        The shares subject to this Plan shall be the Company's Common Stock, par value $.01 per share (the "Common Stock"), currently authorized but unissued or now held or subsequently acquired by the Company as treasury shares. Subject to adjustment as provided in Section 7, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 5,425,000 shares1. If any option granted under this Plan shall expire or be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such expired, surrendered, exchanged, cancelled or terminated options.


                             SECTION 4. ELIGIBILITY

        An incentive stock option may be granted only to an individual who, at the time the option is granted, is an employee of the Company or a related corporation. A nonqualified stock option may be granted to any employee, director, officer, agent, consultant, advisor or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

----------------
(1)  As constituted on January 1, 1997.




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 2

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                   SECTION 5. TERMS AND CONDITIONS OF OPTIONS

        Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

        5.1    NUMBER OF SHARES AND PRICE

        The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator; provided, however, that the maximum number of shares with respect to which an option or options may be granted to any Optionee in any one fiscal year of the Company shall not exceed 200,000 shares (the "Maximum Annual Optionee Grant"); provided further that the Plan Administrator shall act in good faith to establish an exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted and not less than the par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% Stockholders, the exercise price shall be as required by subsection 6.1.

        5.2    TERM AND MATURITY

        Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% Stockholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall it exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated by this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator, be exercisable according to the following schedule:

                     PERIOD OF OPTIONEE'S CONTINUOUS
                 RELATIONSHIP WITH THE COMPANY OR RELATED       PORTION OF
                        CORPORATION FROM THE DATE           TOTAL OPTION WHICH
                          THE OPTION IS GRANTED               IS EXERCISABLE
                ------------------------------------------  ------------------
                         Less than twelve months                   0%

                              Twelve months                        25%

                           Twenty-four months                      50%

                            Thirty-six months                      75%

                      Forty-eight months or greater               100%




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 3

        5.3    EXERCISE

        Subject to the vesting schedule described in subsection 5.2, each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of any option hereunder and that only whole shares will be issued pursuant to the exercise of any option and that the exercise price shall not be less than the par value per share of the Common Stock at the time the option is exercised. An Option shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

        5.4    PAYMENT OF EXERCISE PRICE

        Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check, or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the shares being purchased.

        The Plan Administrator can determine at any time before exercise that additional forms of payment will be permitted. To the extent permitted by applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), and unless the Plan Administrator determines otherwise, an option also may be exercised, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 5.4, by:

               (a) tendering (either actually or by attestation) shares of Common Stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by an Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial accounts purposes); or

               (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

        In addition, the exercise price for shares purchased under an option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 5.4, by (y) delivery of a full-recourse promissory note executed by the Optionee in an amount which shall not exceed that portion of the exercise price which is in excess of the amount determined to be stated capital pursuant to Section 154 of the Delaware General Corporation Law; provided that (i) such note delivered in connection with an incentive stock option shall, and such note delivered in connection with a nonqualified stock option may, in the




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 4
sole discretion of the Plan Administrator, bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes, (ii) the Plan Administrator in its sole discretion shall specify the term and other provisions of such note at the time an incentive stock option is granted or at any time prior to exercise of a nonqualified stock option, (iii) the Plan Administrator may require that the Optionee pledge to the Company for the purpose of securing the payment of such note the shares of Common Stock to be issued to the Optionee upon exercise of the option and may require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest, and (iv) the Plan Administrator in its sole discretion may at any time restrict or rescind this right upon notification to the Optionee or (z) such other consideration as the Plan Administrator may permit.

        5.5    WITHHOLDING TAX REQUIREMENT

        The Company or any related corporation shall have the right to retain and withhold from any payment of cash or shares of Common Stock under this Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also retain and withhold or the Optionee may elect, subject to approval by the Company at its sole discretion, to have the Company retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld.

        5.6    HOLDING PERIODS

               5.6.1     SECTION 16 OF THE EXCHANGE ACT

        Shares of Common Stock obtained upon the exercise of any option granted under this Plan may not be sold by persons subject to Section 16 of the Exchange Act until six (6) months after the date the option was granted; provided that this restriction shall lapse to the extent the vesting of an option is accelerated pursuant to Section 7.

               5.6.2     TAXATION OF STOCK OPTIONS

        In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an Optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An Optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option.




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 5

        Tax advice should be obtained by an Optionee when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

        5.7    TRANSFERABILITY OF OPTIONS

        No option granted under the Plan may be assigned, pledged or transferred by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee's lifetime, such options may be exercised only by the Optionee or a permitted assignee or transferee of the Optionee (as provided below). Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an Optionee to designate a beneficiary who may exercise the option after the Optionee's death; provided, however, that any option so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the option.

        5.8    TERMINATION OF RELATIONSHIP

        If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for Cause (as defined in Section 7.5.1), death or total disability, and unless by its terms the option sooner terminates or expires, then the portion of the option which is not exercisable at the time of such cessation shall terminate immediately upon such cessation, unless the Plan Administrator determines otherwise, and the portion of the option which is exercisable at the time of such cessation (i) may be exercised for a three-month period after such cessation and (ii) shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised, unless the Plan Administrator determines otherwise. If, in the case of an incentive stock option, an Optionee's relationship with the Company or any related corporation changes (i.e., from employee to nonemployee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or any related corporation and the Optionee's incentive stock option shall terminate in accordance with this subsection 5.8. Upon the expiration of the three-month period following cessation of employment in the case of an incentive stock option, or at any time prior to the expiration of the option in the case of a nonqualified stock option, the Plan Administrator shall have sole discretion in a particular circumstance to extend the exercise period following such cessation to any date up to the termination or expiration of the option. If, however, in the case of an incentive stock option, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an incentive stock option under the Code.

        If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the portion of Optionee's option that is exercisable at the time of such cessation shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates or expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 6
or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

        Options granted under the Plan shall not be affected by any change of relationship with the Company so long as the Optionee continues to be an employee, director, officer, agent, consultant, advisor or independent contractor of the Company or of a related corporation; however, a change in an Optionee's status from an employee to a nonemployee (e.g., consultant or independent contractor) shall result in the termination of an outstanding incentive stock option held by such Optionee. The Plan Administrator, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to incentive stock options, such determination shall be subject to any requirements contained in the Code. The foregoing notwithstanding, with respect to incentive stock options, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        As used herein, the term "related corporation," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock possessing 50% or more of the total combined voting power of all classes of stock of each of the corporations other than the Company is owned by one of the other corporations in such chain. When referring to a parent corporation, the term "related corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        5.9    DEATH OF OPTIONEE

        If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass (i) by will or by the applicable laws of descent and distribution or (ii) by a designation or transfer pursuant to Section 5.7.

        5.10   NO STATUS AS STOCKHOLDER

        Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a Stockholder of the




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 6

Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

        5.11   CONTINUATION OF RELATIONSHIP

        Nothing in this Plan or in any option shall confer upon any Optionee any right to continue in the employ or other relationship of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

        5.12   MODIFICATION AND AMENDMENT OF OPTION

        Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend any outstanding option granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee.

        5.13   LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS

        As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value of the shares (determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options, to the extent required by Section 422 of the Code.

        5.14   FORFEITURE CONDITIONS

        The Committee may provide in an option agreement for conditions of forfeiture of an employee's rights with respect to an option in the event of (i) the termination of employment of the employee for "cause" (as defined in an option agreement), (ii) the employee's breach of such restrictive covenants (e.g., noncompetition and confidentiality restrictions) as may apply to the employee, or (iii) the employee's having engaged in an activity that is detrimental to the Company (including, without limitation, criminal activity or accepting employment with a competitor of the Company). Such conditions of forfeiture may include, in the discretion of the Committee, (a) suspension or cancellation of the employee's right to exercise an option (whether or not then otherwise exercisable) or (b) with respect to shares of Common Stock issued upon exercise of an option during the period beginning sixty days before the date of the employee's termination of employment with the Company and ending twelve months after such date, either (1) cancellation of the shares so issued (and repayment to the employee of the full purchase price paid for such shares) or
(2) requiring the employee to pay to the Company in




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 8
cash an amount equal to the gain realized by the employee upon exercise of such option (measured at the date of exercise).


                    SECTION 6. GREATER THAN 10% STOCKHOLDERS

        6.1    EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS

        If an incentive stock option is granted under this Plan to any employee who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the shares at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

        6.2    ATTRIBUTION RULE

        For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the shares owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Shares owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its Stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase shares of the Company, the shares subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, shares owned by an employee shall include all shares actually issued and outstanding immediately before the grant of the incentive stock option to the employee.


                             SECTION 7. ADJUSTMENTS

        7.1    ADJUSTMENT OF SHARES

        In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and class of securities subject to the Plan as set forth in Section 3, (ii) the maximum number and class of securities that may be made subject to options granted to any individual participant as set forth in Section 5.1, and (iii) the number and class of securities that are subject to any outstanding option and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.




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InControl, Inc. Restated 1990 Stock Option Plan                           Page 9

        7.2    CHANGE IN CONTROL

        Except as otherwise provided in the instrument that evidences the option, in the event of any Change in Control, each option that is at the time outstanding shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested, except that such acceleration will not occur, if in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a Change in Control that would otherwise qualify for such accounting treatment. Such option shall not so accelerate, however, if and to the extent that (a) such option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation or (b) such option is to be replaced with a cash incentive program of the Successor Corporation that preserves the spread existing at the time of the Change in Control and provides for subsequent payout in accordance with the same vesting schedule applicable to such option. The determination of comparability under clause (a) above shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All such options shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the Successor Corporation. Any such options that are assumed or replaced in the Change in Control and do not otherwise accelerate at that time shall be accelerated in the event the Optionee's employment or services should subsequently terminate within two years following such Change in Control, unless such employment or services are terminated by the Successor Corporation for Cause or by the Optionee voluntarily without Good Reason.

        7.3    FURTHER ADJUSTMENT OF OPTIONS

        Subject to the preceding Section 7.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control of the Company to take such further action as it determines to be necessary or advisable, and fair and equitable to participants, with respect to options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, options so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all participants, to certain categories of participants or only to individual participants. The Plan Administrator may take such actions before or after granting options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

        7.4    LIMITATIONS

        The grant of options will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.




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InControl, Inc. Restated 1990 Stock Option Plan                          Page 10

        7.5    DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as set forth below:

               7.5.1     CAUSE

        "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

               7.5.2     CHANGE IN CONTROL

        "Change in Control" means any of the following events:

               (a) A change in the Board such that a majority of the seats (other than vacant seats) on the Board have been occupied by individuals who were neither (i) nominated or appointed by a majority of the Incumbent Directors nor (b) nominated or appointed by directors so nominated or appointed. "Incumbent Director" means a member of the Board who has been either (x) nominated by a majority of the directors of the Company then in office or (y) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

               (b) The acquisition (whether directly or indirectly, beneficially or of record) by any Person of (i) fifteen percent (15%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, which acquisition is not approved in advance by a majority of the Incumbent Directors; or (ii) thirty-three percent (33%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, which acquisition has been approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company, or (z) any acquisition by any company pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of the following subsection
(c) are satisfied; or

               (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Company's Common Stock are converted into cash, securities or other property, unless following such reorganization, merger or consolidation (i) at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of common




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

stock of the company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company's voting securities immediately prior to such reorganization, merger or consolidation,
(ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such company resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, thirty-three percent (33%) or more of the Company's voting securities) beneficially owns, directly or indirectly, thirty-three percent (33%) or more of, respectively, the then outstanding shares of common stock of the company resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

               (d) Approval by the shareholders of the Company of (i) any plan or proposal for liquidation or dissolution of the Company or (ii) any sale, lease, exchange or other transfer in one transaction or a series of transactions of all or substantially all of the assets of the Company other than to a company with respect to which following such sale or other disposition (A) at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of common stock of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company's voting securities immediately prior to such sale or other disposition, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such company and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty-three percent (33%) or more of the Company's voting securities) beneficially owns, directly or indirectly, thirty-three percent (33%) or more of, respectively, the then outstanding shares of common stock of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such company were approved by a majority of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

               7.5.3     GOOD REASON

        "Good Reason" means the occurrence of any of the following events or conditions and the failure of the Successor Corporation to cure such event or condition within 30 days after receipt of written notice by the Optionee:




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

        "Good Reason" means, without the Optionee's written consent:

        (a) (i) the assignment to the Optionee of duties, or limitation of the Optionee's responsibilities, inconsistent with the Optionee's title, position, duties, responsibilities and status with the Company or any related corporation that employs the Optionee as such duties and responsibilities existed immediately prior to the date of the Change in Control, or (ii) removal of the Optionee from, or failure to re-elect the Optionee to, the Optionee's positions with the Company or any related corporation that employs the Optionee immediately prior to the Change in Control, except in connection with the involuntary termination of the Optionee's employment by the Company for Cause or as a result of the Optionee's death or disability, as defined by the Plan Administrator; or

        (b) failure by the Company to pay, or reduction by the Company of, the Optionee's annual base salary, as reflected in the Company's payroll records for the Optionee's last pay period immediately prior to the Change in Control;

        (c) the relocation of the principal place of the Optionee's employment to a location that is more than 25 miles further from the Optionee's principal residence than such principal place of employment immediately prior to the Change in Control; or

        (d) the breach by the Company of any material provision of any material agreement between the Optionee and the Company.

        7.6    FRACTIONAL SHARES

        In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

        7.7    DETERMINATION OF BOARD TO BE FINAL

        All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).


                        SECTION 8. SECURITIES REGULATION

        Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and




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

regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability, if applicable, of an exemption from registration for the issuance and sale of any shares hereunder.


                      SECTION 9. AMENDMENT AND TERMINATION

        9.1    BOARD ACTION

        The Board may at any time suspend, amend or terminate this Plan, provided that, to the extent required for compliance with Section 422 of the Code or Section 162(m) of the Code or by any applicable law or regulation, the Company's Stockholders must approve any amendment which will:

               (a) increase the total number of shares that may be issued under this Plan;

               (b) modify the class of participants eligible for participation in this Plan; or

               (c) otherwise require Stockholder approval under any applicable law or regulation.

        Such Stockholder approval must be obtained (i) within 12 months of the adoption by the Board of such amendment.

        Any amendment made to this Plan since its original adoption which would constitute a "modification" to incentive stock options outstanding on the date of such amendment, shall not be applicable to such outstanding incentive stock options, but shall have prospective effect only, unless the Optionee agrees otherwise.

        9.2    AUTOMATIC TERMINATION

        Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the Stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, impair or diminish any rights or obligations under any option theretofore granted under this Plan.


                     SECTION 10. EFFECTIVENESS OF THIS PLAN

        This Plan shall become effective upon adoption by the Board so long as it is approved by the Company's Stockholders at any time within 12 months of such adoption of this Plan or, if earlier, and to the extent required for compliance with Rule 16b-3 under the Exchange Act, at the next annual meeting of Stockholders after adoption by the Board.




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        Original Plan adopted by the Board of Directors on November 16, 1990 and approved by the Stockholders on December 14, 1990; restated by the Board of Directors on May 4, 1993 and approved by the Stockholders on May 4, 1993; restated by the Board of Directors on December 13, 1993 and approved by the Stockholders on December 27, 1993; restated by the Board of Directors on June 1, 1994 and approved by the Stockholders on June 29, 1994; amended and restated by the Board of Directors on February 2, 1995 and approved by the Stockholders on May 9, 1995; amended and restated by the Board of Directors on February 27, 1996 and approved by the Stockholders on May 7, 1996. Amended and restated by the Board on September 24, 1996; no Stockholder approval required. Amended and restated by the Board on January 8, 1997 to be effective as of January 1, 1997; no Stockholder approval required. Amended and restated by the Board of Directors on February 25, 1997 and approved by the Stockholders on May 15, 1997. Amended and restated by the Board on September 17, 1997, no Stockholder approval required.

















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